Exhibit 10.42

Allstate Insurance Company

Statement of Work

“2014 Call Advertising Services Project”

This Schedule is effective retroactive to day 1 of January, 2014 by and between Marchex Sales, LLC (f/k/a Marchex Sales, Inc., f/k/a MNDH Inc.) (“Supplier”) and Allstate Insurance Company (“Allstate”), pursuant to the Professional Services Agreement dated January 29, 2010 between Supplier and Allstate (“Agreement”). This Schedule is attached to and subject to the terms and conditions of the Agreement.

I. Overview

Marchex Call Marketplace is a pay for performance ad network that leverages diverse and emerging media sources, including but not limited to paid search, to place phone numbers in front of potential customers.

Supplier also operates a platform that ***.

***.

II. Scope and Objectives

Supplier will buy and place media and *** to Allstate at the prices reflected herein (“Program Objectives”). Supplier will create the campaigns, ***. In addition, Supplier will implement quality assurance protocols designed to ensure progress toward Program Objectives in accordance with the terms of this Schedule, which will include but not be limited to ***. Appendix D *** shall apply to all Service provided under this Schedule.

The *** Campaigns scope of work for 2014 shall be outlined in Appendix B.

III. Deliverables

Supplier shall provide Allstate with Qualified Leads in furtherance of the Program Objectives. ***

Supplier, as part of its efforts to deliver *** at the pricing defined herein, will ***. ***.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IV. Tasks to be Performed in support of the ***

***

V. Timing of Project

The project will commence as of January 1, 2014 and continue through December 31, 2014 (the “Term”).

VI. Staffing to support the ***.

Supplier staffing will consist of the following types of personnel:

***	***	***
Client Director	***	***

Search Manager	***	***

Client Manager	***	***

Tier 2 Partner Mgt	***	***

SEM1	***	***

Senior Analyst	***	***

Web Developer	***	***

Graphic Designer	***	***

Marchex Institute Rep	***	***

Total		***

VII. Costs

***.

VIII. ***

***.

IX. Additional Supplier Responsibilities to support ***

***.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

X. Assessment Review

Feedback:

•	Supplier will receive documented feedback at mutually agreed upon intervals from the Allstate Project Leader. Feedback will help Supplier shape work and form a more effective team. Feedback will also highlight any areas where Allstate has concerns about the quality of Deliverables.

XI. ***

***

XII. Invoicing

•	Supplier will invoice professional fees ***.

•	Supplier will submit all invoices to *** with a copy to ***. Supplier will also submit accruals to *** each month for the planned spend activity in the following month.

•	Allstate payment terms are ***.

•	Calculations. Notwithstanding anything to the contrary herein or contained in any separate writing, Allstate acknowledges and agrees Supplier is solely responsible for tracking and calculating the performance, delivery, and other metrics in connection with the advertising services, including without limitation, all qualifying leads. Allstate further understands and agrees such measurements and data will be the only and definitive measure thereof. ***

•	***.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Except as specifically provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

Accepted by:

Marchex Sales, LLC		Allstate Insurance Company

Signature:	/s/ Brendan Hight	Signature:	/s/ Cheryl Harris

Print Name:	Brendan Hight	Print Name:	Cheryl Harris

Title:	Director	Title:	Sr. Vice President – Procurement

Date:	3/10/14	Date:	3/10/14

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A

Allstate Online Terms and Conditions

All Suppliers are required to provide Allstate team full (100%) site disclosure as part of any purchase agreement (buy). Within said purchase agreement, the following site rules must be followed:

•	No nudity, pornographic sites or pornographic content.

•	No sites or content promoting deviant behavior (i.e. Pedophilia, Racism, hate, criminal/ illegal activity, drugs, under-age drinking, violent gaming, gambling, etc.).

•	All sites or content with religious or partisan (one-sided) political affiliations must be approved on a case-by-case basis.

•	All international sites and/ or non-English language sites must be approved on a case-by-case basis.

•	No sites with illegal sharing or piracy of music, films, TV shows, information or ideas (limewire.com, piolet.com, etc.).

•	All public figure sites will require case-by-case approvals (parishilton.com, imus.msnbc.com, etc.).

•	All sites with user-generated content, blogs, message boards and user profiles will require case-by-case approvals.

•	NOTE: For behavioral-targeting campaigns, Allstate will request a site list of all POTENTIAL sites that could end up on the buy, knowing the exact sites themselves cannot be predicted.

***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix B

Scope for *** to support the ***

***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix D

Special Campaign Terms

I.	Telephone Numbers. The parties acknowledge that Supplier is not a telecommunications or other type of carrier and that any phone numbers used in connection with the Services are provided by a carrier to Supplier as an end user. ***.

II.	Ad Content. The advertising services include the display and publication of advertisements which include content provided or owned by Allstate (“Ad Content”) together with the applicable Supplier numbers on Supplier-designated online or offline media, which may be developed or customized for Allstate (such as proxy web sites and landing pages, among others), or other media including without limitation voice- and mobile-based media owned or operated by Supplier’s distribution partners and affiliates through which Supplier makes the advertising services available (each third party distribution partner or affiliate being referred to herein as “Distribution Partner”) (collectively, “Supplier Network”). The advertisements, including the Ad Content may be placed or delivered on any web site or other media throughout the Supplier Network, and Allstate authorizes and consents to such placements. However, Supplier shall not under any circumstances use any Distribution Partner to place Ad Content whose web site content does not follow the terms and conditions in Appendix A. Supplier cannot guarantee inclusion within the published results of any particular distribution partner or channel.

III.	Optional Recorded Call Services (not to be used by Allstate). Recording of calls under the advertising services (“Recorded Call Services”) is part of an optional product feature. Allstate may elect not to use such product feature in connection with the advertising services provided hereunder. The terms of this subsection shall apply solely in the event that Allstate elects to use such product feature. Allstate understands that, when a person (the “Caller”) calls a Supplier number, such call may be recorded and, therefore, Allstate or its contractors or agents, at the direction of Allstate, shall advise all Callers to Supplier numbers prior to any connection to Allstate or, if applicable, its agents or others that each call is subject to recording and monitoring (the “Recorded Call Notice”). In connection therewith, Allstate shall use all available product functionality or other available means to ensure that the Caller receives the appropriate Recorded Call Notice prior to connection with the Allstate designated telephone number(s); Caller will be automatically advised that each call is subject to recording and monitoring prior to the connection of the telephone call to Allstate through the Supplier number (the “Recorded Call Message”). If Allstate has elected to use the Recorded Call Services, Allstate represents, warrants and agrees that in connection with its use thereof, that Allstate has reviewed the legality of recording, monitoring, storing, and divulging telephone calls, that Allstate is permitted to engage in those activities, and that Allstate shall use the Recorded Call Services in full compliance with all applicable laws and regulations. Allstate represents and warrants that it has reviewed the proposed usage of the Supplier system with its legal counsel, and that Allstate has established proper procedures to protect the privacy of, and otherwise comply with all applicable laws with respect to, Callers and the Call Receivers. In the event the Recorded Call Message requires a revision in order to comply with applicable law, then Allstate shall promptly notify Supplier in writing of that fact, proposing the exact language that Allstate requires to comply with the applicable laws. Allstate agrees and acknowledges that Supplier accepts no responsibility for (1) the legality of recording, monitoring, storing and/or divulging telephone calls and (2) the legality of the language used in the Recorded Call Message. Allstate agrees and acknowledges that applicable laws and regulations may require that Allstate provide notice to and/or receive express consent and permission from, in writing or otherwise, all agents (including employees), independent contractors, and/or other persons who receive telephone calls recorded by the Recorded Call Services (the “Call Receivers”). Allstate agrees, acknowledges, represents and warrants that it will provide and/or obtain all notices, consents, and permission relating to Call Receivers, as required by applicable laws and regulations.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IV.	Government Matters. Supplier is not a telephone supplier or carrier. Supplier purchases telecommunications services and uses such services to provide enhanced service products to Allstate. If at any time Supplier’s right to allocate Supplier numbers or otherwise provide the advertising services to Allstate is impaired or regulated by any governmental or quasi-governmental entity, Supplier shall have the right to terminate or suspend this Agreement automatically upon written notice Supplier shall have no liability or obligation to Allstate of any kind arising out of such a termination or suspension in Services, as the case may be.

V.	Supplier Support. Supplier will address any account service requests by Allstate within the stated timeframes in accordance with the following priority levels which will be mutually assigned by Allstate and Supplier on a case by case basis:

High Pending (P1)	Acknowledge receipt of support request within ***
Severe performance issues (no calls in 30 days, incorrect targeting, major CTN issues, etc.)
Campaign Set-up Errors (Misspelled business name, wrong address, etc.)
Performance impacting updates (New forwarding number, etc.)	Action taken within ***

High (P2)	*** business days
Campaign changes (services, geo-modifiers, etc.)
Performance issues (Call quality, lead volume, etc.)

Medium (P3)	*** business days
Cosmetic changes (landing page image, etc.)

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.